SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      -----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 5, 2000



                              OCEAN BIO-CHEM, INC.

               (Exact name of registrant as specified in charter)

                           FLORIDA 2-7019759-1564329
       (State or other jurisdiction(Commission File Number)(IRS Employer of Incorporation) Identification No.)


              4041 S. W. 47 AVENUE, FORT LAUDERDALE, FLORIDA 33314 (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 954/587-6280




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ITEM 4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT  (a) The  independent certified public accounting firm for Registrant, Infante, Lago & Company, has been dismissed due to the departure of Jesus A. Lago, the partner in charge of the Registrant's audit. The dismissal was necessary in order for the Registrant to retain Berkovits & Company, P.A. as the Registrant's independent certified public accountants in which Mr. Jesus A. Lago has become a partner. The dismissal was effective January 5, 2000. (b) (i) Infante, Lago & Company was
dismissed   solely  because  of  the  resignation  of  the  individual   partner
responsible for the Registrant's audit. (ii) The report on the financial statements of the Registrant by Infante, Lago & Company over the past two years contain no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. (iii) The decision to change accountants was approved by the Board of Directors of the Registrant. (iv) During Registrant's two most recent fiscal years and any subsequent interim period preceding the dismissal of Infante, Lago & Company there were no disagreements with Infante, Lago & Company on any matter of accounting principles or practices, financial statements, disclosure or auditing scope or procedure. (v) No events referred to in Item 304(a)(v) of Regulation SK occurred during the two years prior to the dismissal of Infante, Lago & Company.
(2) Berkovits & Company, P.A. has been engaged effective January 5, 2000. Registrant did not, during the two most recent fiscal years or any subsequent interim period prior to engaging Berkovits & Company, P.A., consult Berkovits & Company, P.A. on any matter. (3) Registrant has provided Infante, Lago & Company with a copy of the foregoing disclosures and has requested Infante, Lago & Company to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the foregoing statements made by Registrant, and if not, stating the respects in which it does not agree.

Exhibit

Letter from Infante Lago and Company.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  OCEAN BIO-CHEM, INC.


Date: January 10, 2000                            By: /S/ PETER G. DORNAU
----------------------                                    ----------------------

                                                  Name: Peter G. Dornau
                                                  Title: Chairman of the Board
                                                          of Directors and Chief
                                                          Executive Officer

Date: January 10, 2000                            By:/S/ EDWARD ANCHEL
----------------------                                   -----------------------

                                                  Name: Edward Anchel
                                                  Title: Chief Financial Officer